SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


            Date of Report (Date of Earliest Event) February 23, 2000


                            Marvel Enterprises, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


Delaware                        1-13638                            13-3711775
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(State or Other               (Commission                    (I.R.S. Employer
Jurisdiction of              File Number)                      Identification
incorporation)                                                           No.)


                 387 Park Avenue South, New York, New York    10016
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               (Address of Principal Executive Offices)     (Zip Code)


                                 (212) 696-0808
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, If Changed Since Last Report.)





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ITEM 5.    Other Events.

On February 23, 2000, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing its financial results for the fourth quarter and year-ended December 31, 1999.

ITEM 7.    Financial Statements and Exhibits.

(c)   Financial Statements and Exhibits.

99.1  Press release of the Registrant, dated February 23, 2000.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MARVEL ENTERPRISES, INC.
                                         (Registrant)


Date:  March 1, 2000
                                          By: /s/ Allen S. Lipson
                                              ---------------------------------

                                          Name:  Allen S. Lipson
                                          Title: Executive Vice President,
                                                 Business and Legal Affairs

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